1997 Annual Report



                    AMERICAN MUNICIPAL INCOME PORTFOLIO




                    AMERICAN MUNICIPAL INCOME PORTFOLIO - 1997 ANNUAL REPORT



                    XAA






                    PIPER CAPITAL MANAGEMENT

CONTENTS

President's Letter . . . . . . . . . . 1
Portfolio Managers' Letter . . . . . . 3
Financial Statements and Notes . . . . 7
Investments in Securities. . . . . . .16
Independent Auditors' Report . . . . .21
Federal Tax Information  . . . . . . .22
Shareholder Update . . . . . . . . . .23
Directors and Officers . . . . . . . .27
Glossary . . . . . . . . . . . . . . .28


                            PIPER CAPITAL MANAGEMENT


                       AMERICAN MUNICIPAL INCOME PORTFOLIO
--------------------------------------------------------------------------------

FUND OBJECTIVE
High current income exempt from regular federal income tax, consistent with preservation of capital. The fund's income may be subject to state or local tax and the federal alternative minimum tax. Investors should consult their tax advisers. As with other investment companies, there can be no assurance this fund will achieve its objective.

PRIMARY INVESTMENTS
A diverse range of municipal securities rated investment grade or of comparable quality when purchased. These securities may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions.

[PHOTO]

WILLIAM H. ELLIS
President
Piper Capital Management



                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

MARCH 18, 1997


DEAR SHAREHOLDERS:

     Check out the best sellers' list at your local bookstore. You'll notice a number of books about companies that have gone through dramatic changes in recent years. Surprising? Not really. Every company experiences change periodically. And we're no exception. At Piper Capital Management, we've made significant changes to enhance our ability to achieve consistent, competitive performance and provide a higher level of quality service.

     We've upgraded our toll-free telephone system so you spend less time listening to voice response and more time receiving information you can put to use. Also, when calling our toll-free number, you now have the option to listen to our portfolio managers talk about their current investment strategies. Find out the many ways to reach us on the back page of this report.

     Take a close look at the annual report in your hand. We've made our portfolio managers' commentaries simpler and more inviting, and added a glossary of terms at the back to help you understand commonly used financial terms. Whenever you see this symbol (***), it indicates a term defined in the glossary.

     You'll hear the word "team" more often when we talk about our portfolio managers. We've enhanced our approach, allowing managers to interact more frequently and share their best ideas to improve the investment capabilities of Piper Capital.

     The recent changes we have made represent a new way of doing business at Piper Capital - an approach we believe will enable us to establish an unparalleled reputation for prudent investing and high-quality service.

     That said, we look forward to serving your future financial needs and exceeding your expectations in every way we can. Thank you for your investment.

Sincerely,

/s/ William H. Ellis

William H. Ellis

--------------------------------------------------------------------------------
                  1997 Annual Report    1    American Municipal Income Portfolio

                        AVERAGE ANNUALIZED TOTAL RETURNS
--------------------------------------------------------------------------------

     Based on net asset value for the period ended January 31, 1997.


                                     [GRAPH]


     Average annualized total return figures are through January 31, 1997, and are based on the change in net asset value (NAV). They reflect the reinvestment of distributions but do not reflect sales charges. NAV-based performance is used to measure investment management results.

     Average annualized total return figures based on the change in market price for the one-year, three-year and since inception periods ended January 31, 1997, were 3.29%, 0.60% and 0.61%, respectively. These figures also assume reinvested distributions and do not reflect sales charges.

     PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

     The Lipper General Municipal Bond Funds: Leveraged Average represents the average total return, with distributions reinvested, of leveraged perpetual and term trust national closed-end municipal funds as characterized by Lipper Analytical Services. The Lehman Brothers Municipal Long Bond Index is comprised of municipal bonds with more than 22 years to maturity and an average credit quality of AA. The index is unmanaged and does not include any fees or expenses in its total return figures.

     The since inception numbers for the Lipper average and Lehman index are calculated from the month end following the fund's inception through January 31, 1997.


--------------------------------------------------------------------------------
                  1997 Annual Report    2    American Municipal Income Portfolio

[PHOTO]

DOUG WHITE, CFA,
shares responsibility for the management of American Municipal Income Portfolio. He has 14 years of financial experience.



                           PORTFOLIO MANAGERS' LETTER
--------------------------------------------------------------------------------

MARCH 18, 1997


DEAR SHAREHOLDERS:

THE NET ASSET VALUE TOTAL RETURN FOR AMERICAN MUNICIPAL INCOME PORTFOLIO FOR THE YEAR ENDED JANUARY 31, 1997, WAS 2.41%. This compares to total returns of 3.49% for the Lipper General Municipal Bond Funds: Leveraged Average and 3.76% for the Lehman Brothers Municipal Long Bond Index. Based on market price, the fund's total return for the year was 3.29%.*

WE ATTRIBUTE THE FUND'S UNDERPERFORMANCE TO ITS EFFECTIVE DURATION,(***) WHICH WE KEPT LONGER THAN THE DURATION OF THE FUND'S LEHMAN BROTHERS BENCHMARK.(***) A long effective duration generally means that the fund is more sensitive to changes in interest rates, which were plentiful during this reporting period. During the first half of the year, rising rates had a negative effect on bonds in general.

* All returns include reinvested distributions, but not sales charges. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION

As a percentage of total assets on January 31, 1997.


                                     [CHART]


     Housing Revenue  17%                    Electric Revenue  14%
     Water/Sewer/Pollution  5%               Miscellaneous Revenue  3%
     Other Assets  2%                        Leasing Revenue  10%
     Health Service/HMO Revenue  1%          Education Revenue  1%
     Hospital Revenue  19%                   General Obligations  28%

Municipal floating rate trust certificates, municipal inverse floating rate securities and municipal inverse interest-only securities account for 7% of the fund's total assets.

--------------------------------------------------------------------------------
                  1997 Annual Report    3    American Municipal Income Portfolio

[PHOTO]

RON REUSS, ISFA,
shares responsibility for the management of American Municipal Income Portfolio. He has 28 years of financial experience.


                     PORTFOLIO MANAGERS' LETTER (continued)
--------------------------------------------------------------------------------

However, municipal bonds, including those in this fund, performed better than most of their taxable counterparts for three principal reasons: subsiding concerns about tax reform, a decreased supply of new issues, and favorable after-tax yields for municipal bonds in comparison to taxable bonds. This favorable performance continued for most of the year, before making a sharp reversal in October when a substantial drop in yields during September prompted municipal issuers to flood the market with new bonds, which forced prices down. Rates fell (and prices rose) in November, but then mixed signals about inflation triggered rising municipal interest rates from early December through year-end, with a corresponding drop in municipal bond prices.

WHILE WE GENERALLY MAINTAIN AN EFFECTIVE DURATION IN THIS FUND THAT IS LONGER THAN THAT OF ITS BENCHMARK, WE TOOK STEPS THROUGHOUT THE YEAR TO SHORTEN IT SOMEWHAT IN ORDER TO REDUCE THE FUND'S NET ASSET VALUE VOLATILITY. While this strategy does help to reduce price volatility, it also decreases income and thus, increases the likelihood of reduced common stock(***) dividends. For this reason, we have been shortening the fund's duration at a managed pace, by selling lower-quality, long-duration securities and replacing them with high-quality, short-term variable rate assets. These help to offset some of the drop in income since their incomes increase as short-term interest rates increase. As of the end of this reporting period, the fund was earning its monthly dividend of 6.275 cents per share. Keep in mind, however, that the fund also has outstanding floating rate preferred stock.(***) During times of rising short-term interest rates, the rates of preferred stock also rise, which could cause a lower rate of return for common shareholders. For more discussion about preferred stock, see the glossary at the back of this book.


--------------------------------------------------------------------------------
                  1997 Annual Report    4    American Municipal Income Portfolio

--------------------------------------------------------------------------------

ANOTHER TOOL WE USED TO HELP MAINTAIN THE FUND'S INCOME WAS CALL PROTECTION.(***) At year end, the average call protection of the securities in this fund was more than 10 years, which means they cannot be redeemed by their issuers within that time frame. Keeping long call protection allows the fund to maximize the time it can earn income, since the bonds cannot be refinanced during times of falling interest rates until their call dates. It also helps increase the potential for price appreciation if interest rates fall (or price depreciation if rates rise). Call protection has always been an important tool in helping the fund meet its objective of high current income.

--------------------------------------------------------------------------------

GEOGRAPHICAL DISTRIBUTION

The fund remains well diversified across the United States, focusing on municipal bonds in the central states. We have increased holdings in California and Georgia, as those states' economies continue to grow. This map shows the fund's geographical distribution, as a percentage of total assets, on January 31, 1997.


                                      [MAP]


--------------------------------------------------------------------------------
                  1997 Annual Report    5    American Municipal Income Portfolio

--------------------------------------------------------------------------------

AS WE MADE THESE CHANGES, WE DID NOT COMPROMISE THE QUALITY OF THE BONDS THE FUND HOLDS. As of January 31, 1997, 96% of the fund's total assets were invested in bonds rated A or higher by Standard & Poor's or Moody's (or another nationally recognized statistical rating organization). This exceeds the fund's quality guidelines, which require at least 65% in bonds rated A or higher.

MIXED SIGNALS ABOUT THE DIRECTION OF INFLATION AND INTEREST RATES CALL FOR MAINTAINING A LESS AGGRESSIVE POSITION OVER THE NEXT SEVERAL MONTHS. This means keeping an effective duration that is closer to that of the fund's benchmark, while continuing our usual focus on call protection and quality. In addition, we continue to research all holdings, and watch for signs of financial weakness or strength in state and local entities that could affect bond ratings.

We appreciate your investment in American Municipal Income Portfolio. We look forward to continuing our relationship with you and helping you meet your investment goals in the new fiscal year and beyond.

Sincerely,

/s/ Douglas J. White

Douglas J. White
Portfolio Manager


/s/ Ronald R. Reuss

Ronald R. Reuss
Portfolio Manager

--------------------------------------------------------------------------------
                  1997 Annual Report    6    American Municipal Income Portfolio

Financial Statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  January 31, 1997
 ..................................................................

ASSETS:
Investments in securities at market value* (note 2) ........     $122,372,865
Cash in bank on demand deposit .............................          151,409
Accrued interest receivable ................................        1,496,737
                                                              ------------------
  Total assets .............................................      124,021,011
                                                              ------------------

LIABILITIES:
Preferred stock dividends payable (note 3) .................            7,776
Accrued investment management fee ..........................           36,589
Accrued remarketing agent fee ..............................           16,310
Accrued administrative fee .................................           15,681
                                                              ------------------
  Total liabilities ........................................           76,356
                                                              ------------------
Net assets applicable to outstanding capital stock .........     $123,944,655
                                                              ------------------
                                                              ------------------

REPRESENTED BY:
Preferred stock - authorized 1 million shares of $25,000
  liquidation preference per share; outstanding, 1,740
  shares (note 3) ..........................................     $ 43,500,000
                                                              ------------------
Common stock - authorized 200 million shares of $0.01 par
  value; outstanding, 5,756,267 shares .....................           57,563
Additional paid-in capital .................................       80,473,458
Undistributed net investment income ........................          486,738
Accumulated net realized loss on investments ...............       (4,362,321)
Unrealized appreciation of investments .....................        3,789,217
                                                              ------------------

  Total - representing net assets applicable to outstanding
    common stock ...........................................       80,444,655
                                                              ------------------

  Total net assets .........................................     $123,944,655
                                                              ------------------
                                                              ------------------

Net asset value per share of outstanding common stock (net
  assets divided by 5,756,267 shares of common stock
  outstanding) .............................................     $      13.98
                                                              ------------------
                                                              ------------------

* Investments in securities at identified cost .............     $118,583,648
                                                              ------------------
                                                              ------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

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           1997 Annual Report  7  American Municipal Income Portfolio

---------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Year Ended January 31, 1997
 ..................................................................

INCOME:
Interest ...................................................     $ 7,083,372
                                                              -----------------

EXPENSES (NOTE 5):
Investment management fee ..................................         427,500
Administrative fee .........................................         183,214
Remarketing agent fee ......................................         110,561
Custodian and accounting fees ..............................          70,717
Transfer agent fees ........................................          27,356
Reports to shareholders ....................................          36,740
Directors' fees ............................................          11,703
Audit and legal fees .......................................          43,855
Other expenses .............................................          43,907
                                                              -----------------
  Total expenses ...........................................         955,553
Less expenses paid indirectly ..............................          (5,772)
                                                              -----------------

  Total net expenses .......................................         949,781
                                                              -----------------

  Net investment income ....................................       6,133,591
                                                              -----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments (note 4) ..................         397,404
Net change in unrealized appreciation or depreciation of
  investments ..............................................      (3,270,332)
                                                              -----------------

  Net loss on investments ..................................      (2,872,928)
                                                              -----------------

  Net increase in net assets resulting from operations .....     $ 3,260,663
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

           1997 Annual Report  8  American Municipal Income Portfolio

---------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ..................................................................

                                                                  YEAR ENDED           YEAR ENDED
                                                                   1/31/97              1/31/96
                                                              ------------------   ------------------
OPERATIONS:
Net investment income ......................................     $  6,133,591         $  6,184,840
Net realized gain (loss) on investments ....................          397,404             (786,229)
Net change in unrealized appreciation or depreciation of
  investments ..............................................       (3,270,332)          15,305,285
                                                              ------------------   ------------------

  Net increase in net assets resulting from operations .....        3,260,663           20,703,896
                                                              ------------------   ------------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
  Common stock dividends ...................................       (4,334,469)          (4,895,706)
  Preferred stock dividends ................................       (1,493,104)          (1,686,276)
                                                              ------------------   ------------------
  Total distributions ......................................       (5,827,573)          (6,581,982)
                                                              ------------------   ------------------
    Total increase (decrease) in net assets ................       (2,566,910)          14,121,914

Net assets at beginning of year ............................      126,511,565          112,389,651
                                                              ------------------   ------------------

Net assets at end of year ..................................     $123,944,655         $126,511,565
                                                              ------------------   ------------------
                                                              ------------------   ------------------

Undistributed net investment income ........................     $    486,738         $    180,801
                                                              ------------------   ------------------
                                                              ------------------   ------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

---------------------------------------------------------------------

           1997 Annual Report  9  American Municipal Income Portfolio

        Notes to Financial Statements
----------------------------------------

(1) ORGANIZATION
 ................................
               American Municipal Income Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund invests in a diverse range of municipal securities rated investment grade or of comparable quality when purchased. These securities may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities. Fund shares are listed on the New York Stock Exchange under the symbol XAA.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                  INVESTMENTS IN SECURITIES
               The value of certain fixed income securities will be provided by an independent pricing service, which determines these valuations at a time earlier than the close of the New York Stock Exchange. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists will be valued using market quotations obtained from one or more dealers that make markets in the securities.

               Occasionally, events affecting the value of such securities may occur between the time valuations are determined and the close of the New York Stock Exchange. If events materially affecting the value of such securities occur, if the fund's management determines for any other reason that valuations provided by the pricing service or dealer are inaccurate or when market quotations are not readily available, securities will be valued at their fair value according to procedures decided upon in good faith by the board of directors. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

               Financial futures contracts are valued at the last settlement price established each day by the board of trade or exchange on which they are traded. Such valuations are determined using independent pricing services or prices quoted by independent brokers.

               Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on

---------------------------------------------------------------------

          1997 Annual Report  10  American Municipal Income Portfolio

---------------------------------------------------------------------
               the identified-cost basis. Interest income, including amortization of bond discount and premium computed on a level-yield basis, is accrued daily.

                  FUTURES TRANSACTIONS
               For hedging purposes, the fund may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

               Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires.

                  SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
               Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of January 31, 1997, the fund had no outstanding when-issued or forward commitments.

---------------------------------------------------------------------

          1997 Annual Report  11  American Municipal Income Portfolio

---------------------------------------------------------------------

                  FEDERAL TAXES
               The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, in amounts sufficient to avoid the payment of any federal excise taxes.

               Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of market discount amortization. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund.

               On the statement of assets and liabilities, as a result of permanent book-to-tax differences, a reclassification adjustment has been made to decrease undistributed net investment income and decrease accumulated net realized loss on investments by $81.

                  DISTRIBUTIONS TO SHAREHOLDERS
               Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common stock distributions are recorded as of the close of business on the ex-dividend date and preferred stock dividends are accrued daily. Realized capital gains, if any, will be distributed at least annually. Distributions are payable in cash or, for common shareholders pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's common stock. Under the plan, common shares will be purchased in the open market.

                  USE OF ESTIMATES
               The preparation of financial statements in conformity with generally accepted accounting principles requires management to

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          1997 Annual Report  12  American Municipal Income Portfolio

---------------------------------------------------------------------
               make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) REMARKETED
    PREFERRED
    STOCK
 ................................
               American Municipal Income Portfolio has issued and, as of January 31, 1997, has outstanding 1,740 shares of remarketed preferred stock (RP) (870 shares in class "T" and 870 shares in class "TH") with a liquidation preference of $25,000 per share. The dividend rate on the RP is adjusted every seven days (on Tuesdays for class "T" and on Thursdays for class "TH"), as determined by the remarketing agent. On January 31, 1997, the dividend rates were 3.25% and 3.30% for class "T" and "TH," respectively.

               RP is a registered trademark of Merrill Lynch & Company.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
               Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the year ended January 31, 1997, aggregated $33,007,351 and $34,141,025, respectively.

               For the year ended January 31, 1997, no brokerage commissions were paid to Piper Jaffray Inc., an affiliated broker.

(5) EXPENSES
 ................................
               The fund has entered into the following agreements with Piper Capital Management Incorporated (the adviser and administrator):

               The investment advisory agreement provides the adviser with a monthly investment management fee equal to an annualized rate of 0.35% of the fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the fund). For its fee, the adviser provides investment advice and, in general, conducts the management and investment activities of the fund.

               The administration agreement provides the administrator with a monthly fee in an amount equal to an annualized rate of 0.15% of the fund's average weekly net assets (computed by subtracting

---------------------------------------------------------------------

          1997 Annual Report  13  American Municipal Income Portfolio

---------------------------------------------------------------------
               liabilities, which exclude preferred stock, from the value of the total assets of the fund). For its fee, the administrator provides reporting, regulatory and record-keeping services for the fund.

               The fund has entered into a remarketing agent agreement with Merrill Lynch, Pierce, Fenner & Smith (the remarketing agent). The remarketing agreement provides the remarketing agent with a monthly fee in an amount equal to an annual rate of 0.25% of the fund's average amount of RP outstanding. For its fee, the remarketing agent remarkets shares of RP tendered to it, on behalf of shareholders thereof, and determines the applicable dividend rate for each seven-day dividend period.

               In addition to the investment management, administrative and remarketing agent fees, the fund is responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses.

               Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

(6) CAPITAL LOSS
    CARRYOVER
 ................................
               For federal income tax purposes, the fund had capital loss carryovers of $4,362,321 as of January 31, 1997, which, if not offset by subsequent capital gains, will expire in 2003 through 2004. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or expires.

---------------------------------------------------------------------

          1997 Annual Report  14  American Municipal Income Portfolio

---------------------------------------------------------------------

(7) FINANCIAL
    HIGHLIGHTS
 ................................
               Per-share data for a share of common stock outstanding throughout each period and selected information for each period are as follows:

AMERICAN MUNICIPAL INCOME PORTFOLIO

                                                  Fiscal year ended January 31,
                                                                                      Period
                                                 --------------------------------      ended
                                                  1997        1996         1995       1/31/94(f)
                                                 -------     -------     --------     -------
Net asset value, common stock, beginning of
  period ....................................    $ 14.42     $ 11.97     $  14.88     $14.13
                                                 -------     -------     --------     -------
Operations:
  Net investment income .....................       1.07        1.07         1.14       0.58
  Net realized and unrealized gains (losses)
    on investments ..........................      (0.50)       2.52        (2.92)      0.83
                                                 -------     -------     --------     -------
    Total from operations ...................       0.57        3.59        (1.78)      1.41
                                                 -------     -------     --------     -------
Distributions to shareholders:
  From net investment income
    Paid to common shareholders .............      (0.75)      (0.85)       (0.87)     (0.44)
    Paid to preferred shareholders ..........      (0.26)      (0.29)       (0.23)     (0.08)
  From net realized gains
    Paid to common shareholders .............         --          --        (0.02)        --
    Paid to preferred shareholders ..........         --          --        (0.01)        --
                                                 -------     -------     --------     -------
    Total distributions to shareholders .....      (1.01)      (1.14)       (1.13)     (0.52)
                                                 -------     -------     --------     -------
Offering costs and underwriting discounts
  associated with the remarketed preferred
  stock .....................................         --          --           --      (0.14)
                                                 -------     -------     --------     -------
Net asset value, common stock, end of
  period ....................................    $ 13.98     $ 14.42     $  11.97     $14.88
                                                 -------     -------     --------     -------
                                                 -------     -------     --------     -------
Market value, common stock, end of period ...    $ 12.13     $ 12.50     $  11.63     $14.63
                                                 -------     -------     --------     -------
                                                 -------     -------     --------     -------
SELECTED INFORMATION
Total return, common stock, net asset value
  (a) .......................................       2.41%      28.31%      (13.46)%     8.49%
Total return, common stock, market value
  (b) .......................................       3.29%      15.21%      (14.44)%     0.40%
Net assets at end of period (in millions) ...    $   124     $   127     $    112     $  129
Ratio of expenses to average weekly net
  assets (c) ................................       0.78%       0.77%        0.74%      0.70%(g)
Ratio of expenses to average weekly net
  assets applicable to common stock (c) .....       1.22%       1.20%        1.20%      1.15%(g)
Ratio of net investment income to average
  weekly net assets .........................       5.02%       5.13%        5.72%      4.88%(g)
Ratio of net investment income to average
  weekly net assets applicable to common
  stock (d) .................................       5.90%       5.81%        7.43%      6.92%(g)
Portfolio turnover rate (excluding short-term
  securities) ...............................         28%         54%          52%        31%
Remarketed preferred stock outstanding end of
  period (in millions) ......................    $    44     $    44     $     44     $   44
Asset coverage ratio (e) ....................        285%        291%         258%       297%

(a) BASED ON THE CHANGE IN NET ASSET VALUE OF A COMMON SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE.
(b) BASED ON THE CHANGE IN MARKET PRICE OF A COMMON SHARE DURING THE PERIOD AND ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) BEGINNING IN FISCAL 1995, THE EXPENSE RATIOS REFLECT THE EFFECT OF GROSS EXPENSES PAID INDIRECTLY BY THE FUND. PRIOR PERIOD EXPENSE RATIOS HAVE NOT BEEN ADJUSTED.
(d) RATIO REFLECTS TOTAL NET INVESTMENT INCOME LESS DIVIDENDS PAID TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME DIVIDED BY AVERAGE WEEKLY NET ASSETS APPLICABLE TO COMMON STOCK.
(e)  REPRESENTS TOTAL NET ASSETS DIVIDED BY REMARKETED PREFERRED STOCK.
(f)  COMMENCEMENT OF OPERATIONS WAS JUNE 25, 1993.
(g)  ADJUSTED TO AN ANNUAL BASIS.

---------------------------------------------------------------------

          1997 Annual Report  15  American Municipal Income Portfolio

Investments in Securities
---------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO                                 January 31, 1997
 ............................................................................................

                                                            Principal              Market
Description of Security                                      Amount              Value (a)
---------------------------------------------------------  -----------         --------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (96.8%):
MUNICIPAL BONDS (90.0%):
  ARIZONA (3.2%):
    Pima County United School District (FGIC), 8.38%,
      7/1/13 ............................................  $ 3,000,000         $    3,952,050
                                                                               --------------

  CALIFORNIA (7.9%):
    Duarte Redevelopment Agency, 6.88%, 11/1/11 .........    6,800,000              7,830,132
    General Obligation (Callable 6/1/06 at 101), 5.25%,
      6/1/16 ............................................    2,000,000              1,905,340
                                                                               --------------
                                                                                    9,735,472
                                                                               --------------

  COLORADO (0.4%):
    Water Reserve and Power Development (Callable 9/1/06
      at 101), 5.90%, 9/1/16 ............................      500,000                508,155
                                                                               --------------

  DISTRICT OF COLUMBIA (0.8%):
    General Obligation (Callable 12/1/03 at 102), 5.75%,
      12/1/05                                                1,000,000                999,220
                                                                               --------------

  GEORGIA (10.7%):
    Municipal Electrical Authority (FGIC) (Callable
      1/1/03 at 102), 6.50%, 1/1/12 .....................   10,000,000(d)          11,209,400
    Savannah Hospital Authority-St. Joseph's (Callable
      7/1/03 at 102), 6.13%, 7/1/12 .....................    2,000,000              2,075,700
                                                                               --------------
                                                                                   13,285,100
                                                                               --------------

  HAWAII (2.1%):
    State Department of Budget and Finance, 6.40%,
      7/1/13 ............................................    2,415,000              2,602,959
                                                                               --------------

  ILLINOIS (6.6%):
    Chicago State University Revenue (MBIA) (Callable
      12/1/04 at 102), 6.00%, 12/1/12 ...................    1,000,000              1,041,350
    Health Facility Authority-Lutheran General Hospital
      (Callable 1/1/02-4/1/15 at 100-102), 6.00%-7.00%,
      4/1/08-1/1/22                                          5,205,000              5,486,806
    Kane County School District (FGIC) (Callable 2/1/05
      at 100), 5.75%, 2/1/15 ............................    1,000,000              1,006,050
    Rochelle Electric Systems (AMBAC) (Callable 5/1/06 at
      102), 5.20%, 5/1/16 ...............................      750,000                709,372
                                                                               --------------
                                                                                    8,243,578
                                                                               --------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

          1997 Annual Report  16  American Municipal Income Portfolio

---------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                            Principal              Market
Description of Security                                      Amount              Value (a)
---------------------------------------------------------  -----------         --------------
  INDIANA (15.0%):
    Brownsburg School Building Corporation (FSA)
      (Callable 2/1/05 at 102), 5.95%, 8/1/10 ...........  $ 2,000,000         $    2,091,840
    Hamilton School Building Corporation (Callable 7/1/04
      at 102), 6.00%, 7/1/10 ............................    1,575,000              1,621,116
    Health Facility Authority-Columbus Hospital (FSA),
      7.00%, 8/15/15 ....................................    2,670,000              3,106,144
    IPS School Building Corporation (Callable 7/15/04 at
      102), 6.15%, 1/15/16 ..............................    2,800,000              2,937,956
    Municipal Bond Bank (Callable 2/1/04 at 102), 6.00%,
      2/1/16                                                 1,000,000              1,018,780
    Terre Haute School Building Corporation (Callable
      7/1/03 at 102), 5.80%, 7/1/13 .....................    2,150,000              2,150,581
    Tippecanoe County School Building Corporation (MBIA)
      (Callable 1/15/04 at 102), 5.95%-6.00%,
      7/15/12-7/15/13 ...................................    3,920,000              4,055,500
    Valparaiso-Porter County Public Library (FGIC)
      (Callable 7/1/04 at 102), 6.25%, 1/1/16 ...........    1,500,000              1,593,630
                                                                               --------------
                                                                                   18,575,547
                                                                               --------------

  IOWA (0.8%):
    Sheldon Health Care Facilities (Callable 3/1/04 at
      101), 6.15%, 3/1/16 ...............................    1,000,000              1,031,050
                                                                               --------------

  KANSAS (0.9%):
    Kansas City Utility Systems Revenue (FGIC) (Callable
      9/1/04 at 102), 6.25%, 9/1/14 .....................    1,000,000              1,067,900
                                                                               --------------

  MICHIGAN (8.5%):
    Comstock Park Public Schools (FGIC) (Callable 1/1/03
      at 102), 7.88%, 5/1/11 ............................    3,145,000(d)           3,895,523
    Hospital Financing Authority-Daughters Charity
      (Callable 11/1/05 at 101), 5.25%, 11/1/15 .........    3,000,000              2,883,840
    Kent Hospital Financial Authority-Michigan Hospitals
      (MBIA) (Callable 1/15/08 at 100), 7.25%,
      1/15/13 ...........................................    3,200,000              3,785,120
                                                                               --------------
                                                                                   10,564,483
                                                                               --------------

  NEVADA (2.5%):
    Washoe County School District (MBIA) (Callable 6/1/04
      at 101), 5.75%, 6/1/12 ............................    3,000,000              3,048,450
                                                                               --------------

  NEW MEXICO (8.2%):
    Mortgage Finance Authority, 6.40%-6.88%,
      7/1/15-7/1/25 .....................................    9,575,000             10,204,446
                                                                               --------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

          1997 Annual Report  17  American Municipal Income Portfolio

---------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                            Principal              Market
Description of Security                                      Amount              Value (a)
---------------------------------------------------------  -----------         --------------
  NORTH DAKOTA (2.9%):
    Mercer County Pollution Control Revenue, 7.20%,
      6/30/13 ...........................................  $ 3,000,000         $    3,555,570
                                                                               --------------

  SOUTH CAROLINA (1.2%):
    State Highway-Series B (Callable 7/1/06 at 102),
      5.63%, 7/1/15 .....................................    1,500,000              1,517,565
                                                                               --------------

  SOUTH DAKOTA (1.2%):
    Housing and Development Authority (Callable 5/1/04 at
      102), 5.80%, 5/1/14 ...............................    1,500,000              1,490,160
                                                                               --------------

  TEXAS (7.9%):
    Arlington Independent School District (Callable
      2/15/05 at 100), 6.00%, 2/15/15 ...................    2,275,000              2,344,319
    Fort Bend Independent School District (Callable
      2/15/08 at 100), 5.00%, 2/15/14 ...................    2,000,000              1,891,320
    Houston Water Conveyance System (AMBAC), 7.50%,
      12/15/16 ..........................................      745,000                907,738
    Round Rock Independent School District (MBIA)
      (Callable 6/1/05 at 100), 6.15%, 6/1/14 ...........    1,020,000              1,066,594
    Spring Independent School District (Callable 8/15/05
      at 100), 5.80%, 8/15/12-8/15/13 ...................    2,425,000              2,482,477
    United Independent School District (Callable 8/15/06
      at 100), 5.00%, 8/15/14 ...........................    1,150,000              1,086,417
                                                                               --------------
                                                                                    9,778,865
                                                                               --------------

  UTAH (3.6%):
    Municipal Power-San Juan Project (MBIA) (Callable
      6/1/04 at 102), 6.25%, 6/1/14 .....................    1,300,000              1,384,474
    NEBO County School District (FGIC) (Callable 6/15/04
      at 100), 5.75%, 6/15/14 ...........................    3,000,000              3,040,200
                                                                               --------------
                                                                                    4,424,674
                                                                               --------------

  WASHINGTON (3.9%):
    Chelan County Public Utilities District (Callable
      7/1/03 at 102), 5.90%, 7/1/13 .....................    1,830,000              1,821,326
    Douglas County Public Utility District (MBIA)
      (Callable 1/1/05 at 102), 6.00%, 1/1/15 ...........    1,000,000              1,030,070
    Port of Seattle-Series A (FGIC) (Callable 9/1/06 at
      101), 5.50%, 9/1/21 ...............................    2,000,000              1,923,080
                                                                               --------------
                                                                                    4,774,476
                                                                               --------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

          1997 Annual Report  18  American Municipal Income Portfolio

---------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                            Principal              Market
Description of Security                                      Amount              Value (a)
---------------------------------------------------------  -----------         --------------
  WISCONSIN (1.7%):
    Health and Education Facilities-Beloit Hospital
      (Callable 7/1/03 at 102), 5.80%-5.90%,
      7/1/09-7/1/11 .....................................  $ 1,180,000         $    1,164,928
    Health and Education Facilities-Waukesha Hospital
      (AMBAC) (Callable 8/15/06 at 102), 5.50%,
      8/15/15 ...........................................    1,000,000                971,690
                                                                               --------------
                                                                                    2,136,618
                                                                               --------------

      Total Municipal Bonds
        (cost: $108,346,407) ............................                         111,496,338
                                                                               --------------

MUNICIPAL DERIVATIVE SECURITIES (6.8%):
  FLOATING RATE TRUST CERTIFICATES (3.2%):
    Duarte, California, Redevelopment Agency, Series C1,
      3.75%, 11/1/11 ....................................    1,655,000(c)           1,655,000
    Minneapolis, Minnesota, Special School District #1
      Trust Certificates, Series I-1, 3.60%, 2/1/15 .....    2,285,000(c)           2,285,000
                                                                               --------------
                                                                                    3,940,000
                                                                               --------------

  INVERSE FLOATER (2.1%):
    Duluth, Minnesota, Health Care Trust Certificate,
      Series F2, 10.19%, 5/1/18 .........................    1,110,000(b)(d)        1,293,150
    Minneapolis, Minnesota, Special School District #1
      Trust Certificates, Series I-2, 7.62%, 2/1/15 .....    1,345,000(b)(d)        1,319,781
                                                                               --------------
                                                                                    2,612,931
                                                                               --------------

  INVERSE INTEREST-ONLY (1.5%):
    Duarte, California, Redevelopment Agency, Series C2,
      10.08%, 11/1/11 ...................................           --(b)(d)          250,716
    Desoto Parish, Louisiana, Municipal Security Trust
      93-B, 18.75%, 1/1/19 ..............................           --(b)(d)        1,526,600
    Kent, Michigan, Hospital Finance Authority, Series
      E2, 12.46%, 1/15/13 ...............................           --(b)(d)          146,280
                                                                               --------------
                                                                                    1,923,596
                                                                               --------------

      Total Municipal Derivative Securities
        (cost: $7,837,241)  .............................                           8,476,527
                                                                               --------------

      Total Municipal Long-Term Securities
        (cost: $116,183,648)  ...........................                         119,972,865
                                                                               --------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

---------------------------------------------------------------------

          1997 Annual Report  19  American Municipal Income Portfolio

---------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                            Principal              Market
Description of Security                                      Amount              Value (a)
---------------------------------------------------------  -----------         --------------
MUNICIPAL SHORT-TERM SECURITIES (1.9%):
  CALIFORNIA (0.2%):
    Newport Beach-Hoag Memorial Presbyterian Hospital,
      3.65%, 10/1/22 ....................................  $   300,000(c)      $      300,000
                                                                               --------------

  IDAHO (0.6%):
    Health Facilities Authority-St.Luke's Regional
      Medical Center, 3.70%, 5/1/22 .....................      800,000(c)             800,000
                                                                               --------------

  NEW YORK (1.1%):
    New York City General Obligation, 3.75%, 8/15/19 ....    1,300,000(c)           1,300,000
                                                                               --------------

      Total Municipal Short-Term Securities
        (cost: $2,400,000) ..............................                           2,400,000
                                                                               --------------

      Total Investments in Securities
        (cost: $118,583,648) (e) ........................                      $  122,372,865
                                                                               --------------
                                                                               --------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) Securities are valued in accordance with procedures described in note 2 to the financial statements.
(b)  Portfolio definitions:
         Inverse floater - represents securities that pay interest at rates that increase (decrease) in the same magnitude as, or in a multiple of, a decrease (increase) in the market rate paid on a related, floating rate security. Interest rates disclosed are in effect on January 31, 1997.
         Inverse interest-only - represents securities that entitle holders to receive only interest payments. Interest is paid at a rate that increases (decreases) with a decrease (increase) in the market rate paid on a related, floating rate security. Interest rate represents yield based upon current income and cost basis.
(c) Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on January 31, 1997. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents final maturity.
(d) Securities purchased as part of a private placement and are illiquid. On January 31, 1997, the total market value of these investments was $19,641,450 or 15.8% of total net assets.
(e) On January 31, 1997, the cost of investments in securities for federal income tax purposes was $118,555,992. The aggregate gross unrealized appreciation and depreciation of investments in securities based on this cost were as follows:

      GROSS UNREALIZED APPRECIATION ......  $  4,110,611
      GROSS UNREALIZED DEPRECIATION ......      (293,738)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  3,816,873
                                            ------------
                                            ------------

---------------------------------------------------------------------

          1997 Annual Report  20  American Municipal Income Portfolio

Independent Auditors' Report
----------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS
AMERICAN MUNICIPAL INCOME PORTFOLIO INC.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of American Municipal Income Portfolio Inc. as of January 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights presented in note 7 to the financial statements. These financial statements and the financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of American Municipal Income Portfolio Inc. as of January 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP
Minneapolis, Minnesota
March 7, 1997

---------------------------------------------------------------------

          1997 Annual Report  21  American Municipal Income Portfolio

        Federal Income Tax Information
----------------------------------------

               The following per-share information describes the federal tax treatment of distributions made during the fiscal year. Exempt-interest dividends are exempt from federal income tax and should not be included in your gross income, but need to be reported on your income tax return for informational purposes. Please consult a tax adviser on how to report these distributions at the state and local levels.

                  COMMON STOCK INCOME DISTRIBUTIONS
                  99.38% QUALIFYING AS EXEMPT-INTEREST DIVIDENDS

PAYABLE DATE                                      AMOUNT
---------------------------------------------    ---------
February 21, 1996 ...........................    $ 0.06275
March 27, 1996 ..............................      0.06275
April 24, 1996 ..............................      0.06275
May 29, 1996 ................................      0.06275
June 26, 1996 ...............................      0.06275
July 24, 1996 ...............................      0.06275
August 28, 1996 .............................      0.06275
September 25, 1996 ..........................      0.06275
October 23, 1996 ............................      0.06275
November 27, 1996 ...........................      0.06275
December 18, 1996 ...........................      0.06275
January 10, 1997 ............................      0.06275
                                                 ---------
    Total ...................................    $ 0.75300
                                                 ---------
                                                 ---------

                  PREFERRED STOCK INCOME DISTRIBUTIONS
                  (INCOME FROM TAX-EXEMPT SECURITIES, 99.38% QUALIFYING AS EXEMPT-INTEREST DIVIDENDS)

                                                  AMOUNT
                                                 --------
    Total class "T" .........................    $ 856.26
                                                 --------
                                                 --------
    Total class "TH" ........................    $ 859.95
                                                 --------
                                                 --------

---------------------------------------------------------------------

          1997 Annual Report  22  American Municipal Income Portfolio

        Shareholder Update
----------------------------------------

                  ANNUAL MEETING RESULTS
               An annual meeting of the fund's shareholders was held on August 20, 1996. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set below.

               (1) The fund's preferred shareholders elected the following directors:

                                                                SHARES
                                                   SHARES       WITHHOLDING
                                                   VOTED        AUTHORITY
                                                   "FOR"        TO VOTE
                                                 ----------     -------
David T. Bennett ............................        1,707          13
William H. Ellis ............................        1,707          13

               (2) The fund's preferred and common shareholders, voting as a class, elected the following directors:

                                                                SHARES
                                                   SHARES       WITHHOLDING
                                                   VOTED        AUTHORITY
                                                   "FOR"        TO VOTE
                                                 ----------     -------
Jaye F. Dyer ................................    5,409,540      96,950
Karol D. Emmerich ...........................    5,414,352      92,138
Luella G. Goldberg ..........................    5,412,013      94,477
George Latimer ..............................    5,412,987      93,503

               (3) The fund's shareholders ratified the selection by a majority of the independent members of the fund's board of directors of KPMG Peat Marwick LLP as the independent public accountants for the fund for the fiscal year ending January 31, 1997. The following votes were cast regarding this matter:

                    SHARES
      SHARES         VOTED                    BROKER
    VOTED "FOR"     "AGAINST"   ABSTENTIONS NON-VOTES
    -----------     -------     -------     ----------
      5,450,585     12,484      43,421             --

---------------------------------------------------------------------

          1997 Annual Report  23  American Municipal Income Portfolio

---------------------------------------------------------------------

                  TERMS AND CONDITIONS OF THE DIVIDEND REINVESTMENT PLAN
               As a shareholder, you may choose to participate in the Dividend Reinvestment Plan. It's a convenient and economical way to buy additional shares of the fund by automatically reinvesting dividends and capital gains. The plan is administered by Investors Fiduciary Trust Company (IFTC), the plan agent.

                  ELIGIBILITY/PARTICIPATION
               You may join the plan at any time. Reinvestment of distributions will begin with the next distribution paid, provided your request is received at least 10 days before the record date for that distribution.

               If your shares are in certificate form, you may join the plan directly and have your distributions reinvested in additional shares of the fund. To enroll in this plan, call IFTC at 1-800-543-1627. If your shares are registered in your brokerage firm's name or another name, ask the holder of your shares how you may participate.

               Banks, brokers or nominees, on behalf of their beneficial owners who wish to reinvest dividend and capital gains distributions, may participate in the plan by informing IFTC at least 10 days before each share's dividend and/or capital gains distribution.

                  PLAN ADMINISTRATION
               Beginning no more than five business days before the dividend payment date, IFTC will buy shares of the fund on the New York or American Stock Exchange or elsewhere on the open market.

               The fund will not issue any new shares in connection with the plan. All reinvestments will be at a market price plus a pro rata share of any brokerage commissions, which may be more or less than the fund's net asset value per share. The number of shares allocated to you is determined by dividing the amount of the dividend or distribution by the applicable price per share.

---------------------------------------------------------------------

          1997 Annual Report  24  American Municipal Income Portfolio

---------------------------------------------------------------------

               There is no direct charge for reinvestment of dividends and capital gains, since IFTC fees are paid for by the fund. However, each participant pays a pro rata portion of the brokerage commissions. Brokerage charges are expected to be lower than those for individual transactions because shares are purchased for all participants in blocks. As long as you continue to participate in the plan, distributions paid on the shares in your account will be reinvested.

               IFTC maintains accounts for plan participants holding shares in certificate form and will furnish written confirmation of all transactions, including information you need for tax records. Reinvested shares in your account will be held by IFTC in noncertificated form in your name.

                  TAX INFORMATION
               Distributions invested in additional shares of the fund are subject to income tax, just as they would be if received in cash. In general, the tax basis of such shares will equal the price paid by IFTC plus the pro rata share of any commission. Shareholders, as required by the Internal Revenue Service, will receive Form 1099 regarding the federal tax status of the prior year's distributions.

                  PLAN WITHDRAWAL
               If you hold your shares in certificate form, you may terminate your participation in the plan at any time by giving written notice to IFTC. If your shares are registered in your brokerage firm's name, you may terminate your participation via verbal or written instructions to your investment professional. Written instructions should include your name and address as they appear on the certificate or account.

               If notice is received at least 10 days before the record date, all future distributions will be paid directly to the shareholder of record.

---------------------------------------------------------------------

          1997 Annual Report  25  American Municipal Income Portfolio

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               If your shares are issued in certificate form and you discontinue your participation in the plan, you (or your nominee) will receive an additional certificate for all full shares and a check for any fractional shares in your account.

                  PLAN AMENDMENT/TERMINATION
               The fund reserves the right to amend or terminate the plan. Should the plan be amended or terminated, participants will be notified in writing at least 90 days before the record date for such dividend or distribution. The plan may also be amended or terminated by IFTC with at least 90 days written notice to participants in the plan.

               Any question about the plan should be directed to your investment professional or to Investors Fiduciary Trust Company, P.O. Box 419432, Kansas City, Missouri 64141, 1-800-543-1627.

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          1997 Annual Report  26  American Municipal Income Portfolio

        Directors and Officers
----------------------------------------

                  DIRECTORS
               David T. Bennett, CHAIRMAN, HIGHLAND HOMES, INC., USL PRODUCTS,
                   INC., KIEFER BUILT, INC., OF COUNSEL, GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
               Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
               William H. Ellis, PRESIDENT, PIPER JAFFRAY COMPANIES INC., PIPER
                   CAPITAL MANAGEMENT INCORPORATED
               Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
               Luella G. Goldberg, DIRECTOR, TCF FINANCIAL, RELIASTAR FINANCIAL
                   CORP., HORMEL FOODS CORP.
               David A. Hughey, RETIRED EXECUTIVE VICE PRESIDENT AND CHIEF
                   ADMINISTRATIVE OFFICER OF DEAN WITTER INTERCAPITAL INC. AND DEAN WITTER TRUST CO.
               George Latimer, CHIEF EXECUTIVE OFFICER, NATIONAL EQUITY FUNDS

                  OFFICERS

William H. Ellis,
    CHAIRMAN OF THE BOARD
Paul A. Dow,
    PRESIDENT
Robert H. Nelson,
    VICE PRESIDENT AND TREASURER
Susan Sharp Miley,
    SECRETARY

                  INVESTMENT ADVISER
               Piper Capital Management Incorporated
               222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

                  CUSTODIAN, ACCOUNTING AND TRANSFER AGENT
               Investors Fiduciary Trust Company
               127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716

                  LEGAL COUNSEL
               Dorsey & Whitney LLP
               220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

                  INDEPENDENT AUDITORS
               KPMG Peat Marwick LLP
               4200 NORWEST CENTER, MINNEAPOLIS, MN 55402

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          1997 Annual Report  27  American Municipal Income Portfolio

GLOSSARY OF TERMS
--------------------------------------------------------------------------------

BENCHMARK
An established basis of comparison for an investment's performance, a benchmark may be an unmanaged index or a group of similar investments.

CALL PROTECTION
Call protection is the length of time during which a security cannot be redeemed by the issuer. For bonds, a long call protection allows the security to maintain its income stream for a longer period of time by keeping issuers from refinancing their bonds during times of falling interest rates. At the same time, a long call protection leaves more opportunity for a bond's price to increase or decrease.

COMMON STOCK
Common stock is a share of ownership. Common stockholders share in profits (or losses) in two ways: through dividends and through a potential rise (or fall) in the price of stock.

EFFECTIVE DURATION
Effective duration estimates how much the value of a security is expected to change with a given change in interest rates. Longer effective durations indicate more sensitivity to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant. It is important to remember that effective duration is based on certain assumptions and has several limitations. It is most effective as a measure when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely, especially in the case of a bond that is callable prior to maturity, and can be greatly affected by interest rate changes.

--------------------------------------------------------------------------------
                   1997 Annual Report   28   American Municipal Income Portfolio

GLOSSARY OF TERMS (***)
--------------------------------------------------------------------------------

PREFERRED STOCK
In this fund, preferred stock pays dividends at a specified rate and has preference over common stock in the payments of dividends and the liquidation of assets. Rates paid on preferred stock are reset every seven days and are based on short-term, tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (shares of preferred stock are rated AAA by Moody's and S&P) and high liquidity (shares of preferred stock trade at par and are remarketed every seven days). The proceeds from the sale of preferred stock are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred stock, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred stock is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their fund did not have any preferred stock outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred stock results in the leveraging of common stock, which increases the volatility of both the net asset value of the fund and the market value of shares of common stock.

FOR MORE INFORMATION

By Phone           [GRAPHIC]

1 800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund Services representatives are ready to answer your questions.

TO LISTEN TO MONTHLY FUND UPDATES
press 3, press 2, then press:

35   American Municipal
     Income Portfolio

TO ORDER LITERATURE
press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.

BY MAIL           [GRAPHIC]

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the fund's shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 1 800 866-7778, or mail a request to us.

ON-LINE           [GRAPHIC]

http://www.piperjaffray.com/
money_management/

PIPER CAPITAL MANAGEMENT



PIPER CAPITAL MANAGEMENT INCORPORATED
222 SOUTH NINTH STREET
MINNEAPOLIS, MN 55402-3804


[LOGO] THIS DOCUMENT IS PRINTED ON PAPER MADE FROM 100% TOTAL RECOVERED FIBER, INCLUDING 15% POST-CONSUMER WASTE.


#11410   3/1997   110-97

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